UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) — May 23, 2019 (May 22, 2019)

MDC PARTNERS INC.

(Exact name of registrant as specified in its charter)

Canada (Jurisdiction of Incorporation)	001-13718 (Commission File Number)	98-0364441 (IRS Employer Identification No.)

745 Fifth Avenue, 19th Floor, New York, NY 10151
(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Subordinate Voting Shares, no par value	MDCA	NASDAQ

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Operating Officer

On May 16, 2019, the Company entered into an employment agreement with Seth Gardner, pursuant to which Mr. Gardner will serve as the Company’s Chief Operating Officer. Mr. Gardner, age 51, served as Managing Director, Chief Operating Officer and Chief Legal Officer of The Carlyle Group’s credit division from 2014 to 2019. Mr. Gardner’s experience combines cross-functional operational, business and legal expertise.

Mr. Gardner’s term of employment will commence on June 17, 2019, and will continue for an indefinite period until terminated pursuant to the terms of the employment agreement. During the term of his employment, Mr. Gardner will receive an annual base salary of $500,000 and will be eligible to receive an annual discretionary bonus in an amount up to 100% of his base salary, to be determined in accordance with individual and financial performance criteria. Mr. Gardner will also be paid an initial cash bonus of $100,000 on or about January 15, 2020, subject to certain conditions. In the event of Mr. Gardner’s termination without cause or for “good reason”, he will be entitled to severance equal to six months’ base salary.

Mr. Gardner will be awarded an inducement grant of (i) 225,000 restricted Class A Shares and (ii) 225,000 stock appreciation rights in respect of the Class A Shares with a base price of $5.00. Beginning in 2020, Mr. Gardner will also be eligible to participate in the Company’s long-term incentive plans with an annual target award amount equal to $500,000.

The description contained herein of Mr. Gardner’s employment agreement is qualified in its entirety by reference to the terms of the employment agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01      Other Events

On May 22, 2019, the Company issued a press release announcing the appointment of Mr. Gardner. A copy of this press release is attached as Exhibit 99.1 hereto.

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Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

10.1	Employment Agreement, dated as of May 16, 2019, by and between the Company and Seth Gardner

99.1	Press release dated May 22, 2019

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: May 23, 2019	MDC Partners Inc.

	By:	/s/ Mitchell Gendel Mitchell Gendel General Counsel & Corporate Secretary

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